Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Jensen Quality Growth ETF (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated November 15, 2024
to the Prospectus, Summary Prospectus and
Statement of Additional Information, each as
dated August 13, 2024, as supplemented

At a special joint meeting of shareholders held on November 1, 2024, shareholders of record of the Fund approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser. The New Advisory Agreement will become effective as of the date of an internal change in control of the Adviser, which is expected to occur on or about March 1, 2025 (the “Transaction”). If a shareholder purchases shares of the Fund prior to March 1, 2025, the Fund will still be operating under its current investment advisory agreement (the “Existing Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser. The Existing Advisory Agreement will be terminated upon the Transaction date and be replaced simultaneously with the New Advisory Agreement that has been approved by Fund shareholders.

There are no changes in the unitary management fee paid by the Fund or the services provided by the Adviser under the New Advisory Agreement. Under both the Existing Advisory Agreement and the New Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except interest charges on any borrowings, dividends, and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the unitary management fee payable to the Adviser.

A proxy statement describing the proposals approved by Fund shareholders is available on the Securities and Exchange Commission’s EDGAR database at www.sec.gov.

Please retain this supplement for future reference.